Exhibit 10.2

CAW/12-19-05	MELF #24-9-645

MACHINERY AND EQUIPMENT LOAN FUND

NOTE

Dated: December 21, 2005, and effective as of December 21, 2005 (the “Effective Date”)

At:       Langhorne, Pennsylvania

$500,000

Maker: POWER MEDICAL INTERVENTIONS, INC., a corporation organized and existing under the laws of Delaware (the “Maker”);

Payee: COMMONWEALTH OF PENNSYLVANIA acting through the DEPARTMENT OF COMMUNITY AND ECONOMIC DEVELOPMENT (the “Department”)

THIS NOTE IS EXECUTED AND DELIVERED PURSUANT TO A LOAN AGREEMENT BETWEEN THE DEPARTMENT AND THE MAKER (THE “LOAN AGREEMENT”), AND IS SUBJECT TO ALL THE TERMS AND CONDITIONS THEREOF, INCLUDING PROVISIONS FOR PREPAYMENT AND THE ACCELERATION OF THE MATURITY HEREOF UNDER CERTAIN CIRCUMSTANCES. THIS NOTE IS ENTITLED TO THE SECURITY PROVIDED FOR IN THE LOAN AGREEMENT. PURSUANT TO THE LOAN AGREEMENT AND SIMULTANEOUSLY WITH THE EXECUTION OF THIS NOTE, THE MAKER HAS EXECUTED AND DELIVERED TO THE DEPARTMENT A SECURITY AGREEMENT EFFECTIVE AS OF THE EFFECTIVE DATE SECURING THIS NOTE (THE “SECURITY AGREEMENT”) GRANTING THE DEPARTMENT A LIEN ON CERTAIN EQUIPMENT, AS MORE FULLY DESCRIBED ON EXHIBIT A OF THE SECURITY AGREEMENT (THE “EQUIPMENT”).

FOR VALUE RECEIVED, the Maker does hereby irrevocably promise to pay, without defalcation, to the order of the Department, as directed by the Department, in lawful money of the United States of America, at the latter’s principal office in Harrisburg, Pennsylvania, or at such other places as the Department may designate, the sum of (i) the principal sum of Five Hundred Thousand Dollars ($500,000), or so much thereof as shall be disbursed to the Maker pursuant to the terms of the Loan Agreement, together with interest as set forth below, and (ii) upon demand by the Department, all other amounts payable hereunder (including, without limitation, any late charge hereunder) or under the Loan Agreement or Security Agreement.

PAYMENT AND INTEREST RATE TERMS:

Beginning on February 1, 2006 and continuing thereafter on the first day of each succeeding month, the Maker shall make level monthly payments of interest at the rate of 2.75% per annum on the outstanding principal balance calculated on the basis of a 360 day year (or such greater rate as provided hereunder upon the declaration of an Event of Default) and principal in an amount calculated to fully amortize the Loan in eighty-four (84) installments, with a final installment due on or before the date stated below. Interest on the outstanding principal balance will accrue from and including the date of this Note and such interest as accrues through December 31, 2005 shall be due and payable on the first day of February, 2006 in addition to the first monthly installment of principal and interest.

The entire outstanding balance of principal and all interest and other sums due hereunder or under the Security Agreement given to secure this Note, shall be due and payable on or before January 1, 2013.

Payments received shall be applied in the following order: (i) to any expenditures by the Department for which Maker may be required to reimburse the Department under the Loan Agreement or the Security Documents; (ii) to any late charges hereunder; (iii) to interest on the unpaid principal; and (iv) to principal.

In the event any amount due hereunder shall not be paid within thirty (30) days after the due date, the Maker agrees to pay, in addition to interest accruing on such amount hereunder, a late charge of twelve and one-half percent (12-1/2%) per annum of any such overdue amount to compensate the Department for damages suffered because of the Maker’s failure to make prompt payments, computed daily from the due date to the date payment is received.

ADDITIONAL COVENANTS OF THE MAKER:

THE MAKER HEREBY COVENANTS AND AGREES AS FOLLOWS:

1.                          All the terms, covenants, conditions and provisions of the Security Documents, the Loan Agreement are incorporated herein by reference and are made a part hereof.

2.                          An event of default hereunder (an “Event of Default”) shall be the occurrence of any Event of Default as defined in the Loan Agreement.

3.                          Upon the occurrence of an Event of Default other than an Event of Default deriving exclusively from a breach of Section 6.07, “Number of Jobs,” of the Loan Agreement (a “Job Creation Default”), pertaining to job creation or retention, the Department may, in its discretion: (i) declare the whole unpaid balance of the principal indebtedness, together with all interest thereon and all other sums due hereunder, due and payable immediately without notice to the Maker; and (ii) increase the rate of interest under this Note to a rate not to exceed the greater of twelve and one-half percent (12 (1)/2%) per annum or the prime interest rate plus two percent (2%) per annum. For purposes of this Note, the prime interest rate shall be the rate of interest per annum specified as Prime Rate in the Wall Street Journal under the table entitled “Money Rates.”

The increased rate of interest shall apply retroactively to the first date of the event or conduct giving rise to the declaration of the Event of Default and continue until such Event of Default is cured, and all additional unpaid interest that accrues from the first date of the event or conduct giving rise to the declaration of the Event of Default shall be immediately due and payable.

4.                          Upon the occurrence of a Job Creation Default, the Department shall have the right to increase the rate of interest under this Note up to the prime interest rate plus two percent (2%) per annum unless the penalty is waived by the Secretary of the Department because such noncompliance is due to circumstances beyond the control of the Borrower. The increased rate of interest shall be effective as set forth in a written notice from the Department to the Maker and continue prospectively until the Note is paid in full.

5.                         THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST THE MAKER. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE MAKER, THE MAKER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND, ON THE ADVICE OF THE SEPARATE COUNSEL OF THE MAKER, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE MAKER HAVE OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

IF THERE EXISTS AN EVENT OF DEFAULT AS DEFINED IN THIS NOTE WHICH REMAINS UNCURED THIRTY (30) DAYS AFTER WRITTEN NOTICE THEREOF IS GIVEN BY THE DEPARTMENT TO THE MAKER (OF WHICH AN AFFIDAVIT ON BEHALF OF THE DEPARTMENT SHALL BE SUFFICIENT EVIDENCE), THEN THE MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR FOR AND TO ENTER AND CONFESS JUDGMENT AGAINST IT, AT ANY TIME OR TIMES AND AS OF ANY TERM, FOR THE PRINCIPAL SUM ABOVE MENTIONED, WITH OR WITHOUT DECLARATION, WITH INTEREST AND COSTS OF SUIT, WITHOUT STAY OF EXECUTION, AND WITH REASONABLE ATTORNEY’S FEES. THE MAKER AGREES THAT ANY OF ITS PROPERTY MAY BE LEVIED UPON TO COLLECT SAID JUDGMENT AND MAY BE SOLD UPON A WRIT OF EXECUTION, AND HEREBY WAIVES AND RELEASES ALL LAWS, NOW OR HEREAFTER IN FORCE, RELATING TO EXEMPTION, APPRAISEMENT OR STAY OF EXECUTION. THE AUTHORITY HEREBY GRANTED TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL THE MAKER HAS PAID ALL SUMS REQUIRED TO BE PAID BY THE MAKER UNDER THIS NOTE, THE LOAN AGREEMENT AND THE SECURITY AGREEMENT AND HAS PERFORMED ALL OF THE OTHER PROVISIONS HEREOF OR THEREOF TO BE PERFORMED BY THE MAKER.

THE DEPARTMENT MAY CONFESS ONE OR MORE JUDGMENTS AGAINST THE MAKER IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNT OR AGAINST ANOTHER PARTY. IN THE EVENT ANY JUDGMENT CONFESSED HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON THE MAKER’S BEHALF FOR ANY REASON, THE DEPARTMENT IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST THE MAKER FOR ANY PART OR ALL OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

IF THE MAKER WISHES TO CHALLENGE ANY JUDGMENT CONFESSED PURSUANT TO THIS PARAGRAPH, IT SHALL DO SO ONLY BY FILING A PETITION TO OPEN THE JUDGMENT PURSUANT TO PENNSYLVANIA RULES OF CIVIL PROCEDURE RULE 2959, AS IN EFFECT FROM TIME TO TIME, (“RULE 2959”) AND SHALL NOT OTHERWISE INTERFERE (BY FILING ANY CIVIL ACTION, BILL IN EQUITY, OR OTHERWISE) WITH THE OPERATION OF THE JUDGMENT GRANTED PURSUANT TO THIS SECTION. THE MAKER EXPRESSLY ACKNOWLEDGES THAT THE PROCEDURE AVAILABLE TO IT THROUGH RULE 2959 WILL PROVIDE IT WITH A FULL AND FAIR OPPORTUNITY TO BE HEARD AS TO ANY REASON WHY JUDGMENT SHOULD NOT BE ENTERED AGAINST IT.

THE MAKER ACKNOWLEDGES THAT IT UNDERSTANDS THE MEANING AND EFFECT OF THE CONFESSION CONTAINED IN THE FOREGOING PARAGRAPH. SPECIFICALLY, THE MAKER UNDERSTANDS AMONG OTHER THINGS THAT (1) IT IS RELINQUISHING THE RIGHT TO HAVE NOTICE EXCEPT AS PROVIDED HEREIN, AN OPPORTUNITY TO BE HEARD AND THE RIGHT TO HAVE THE BURDEN OF PROOF OF DEFAULT REST ON THE DEPARTMENT PRIOR TO THE ENTRY OF JUDGMENT, (2) THE ENTRY OF JUDGMENT MAY RESULT IN A LIEN ON ITS PROPERTY, (3) IT WILL BEAR THE BURDEN AND EXPENSE OF ATTACKING THE JUDGMENT AND CHALLENGING EXECUTION ON THE LIEN AND SALE OF PROPERTY COVERED THEREBY, AND (4) ENOUGH OF ITS PROPERTY MAY BE TAKEN TO PAY THE PRINCIPAL AMOUNT, INTEREST, COSTS AND ATTORNEY’S FEES.

6.                          Prepayments of the entire principal indebtedness may be made at any time, without premium or penalty.

7.                          All of the covenants herein contained shall accrue to the benefit of the successors and assigns, voluntary or involuntary, of the Department.

8.                          Demand, grace, presentment for payment, protest, notice of dishonor or nonpayment and notice of the exercise of any option hereunder are hereby waived by the Maker and all endorsers hereof.

9.                          The remedies provided in this Note, the Loan Agreement the Security Agreement, or otherwise available to the Department for the enforcement of the payments hereunder and performance of the covenants, conditions, and agreements, matters and things herein and therein contained are cumulative and concurrent and may be pursued singly or successively or together at the sole discretion of the Department, and may be exercised from time to time as often as occasion therefor shall occur until the Department has been paid all sums due in full.

10.                    The terms and provisions of this Note are severable. In the event of the unenforceability or invalidity of any one or more of the terms, covenants, conditions or provisions of this Note under federal, state or other applicable law, such unenforceability or invalidity shall not render any other term, covenant, condition or provision hereunder unenforceable or invalid. In the event my waiver by the Maker hereunder is prohibited by law, including but not limited to the waiver of exemption from execution, such waiver shall be and be deemed to be deleted herefrom.

11.                    Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

IN WITNESS WHEREOF, intending to be legally bound hereby, the Maker has caused this Note to be duly executed, the day and year first above written.

ATTEST:	POWER MEDICAL INTERVENTIONS, INC.

/s/ Elizabeth McLoughlin	By:	/s/ Michael P. Whitman
Elizabeth McLoughlin, Secretary	Michael P. Whitman, Chief Executive Officer and Treasurer